SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                 April 21, 2004
                Date of Report (Date of earliest event reported)




                               VISX, INCORPORATED
             (Exact name of registrant as specified in its charter)




   Delaware                       1-10694                        06-1161793
   --------                       -------                        ----------

(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



           3400 Central Expressway, Santa Clara, California 95051-0703
           -----------------------------------------------------------

                    (Address of principal executive offices)


                                 (408) 733-2020
                                 --------------

              (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit No.           Description
         -----------           -----------

         99.1                  Press release of the Company dated April 21, 2004


Item 12.   Disclosure of Results of Operations and Financial Condition.

     On April 21, 2004, VISX, Incorporated issued an earnings release announcing its financial results for the quarter ended March 31, 2004. A copy of the earnings release is attached as Exhibit 99.1.

     The information contained in this Current Report and the attached Exhibit
99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     VISX, INCORPORATED



         Date:  April 21, 2004                       By:   /s/ DEREK A. BERTOCCI
                                                     ---------------------------
                                                     Derek A. Bertocci
                                                     Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------

99.1                       Press release of the Company dated April 21, 2004*

* This exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.